Supplement dated March 10, 2017
to each of the following Statements of Additional Information (each an SAI and collectively the SAIs):
SAI	SAI Dated
Columbia Funds Series Trust I	3/10/2017
Columbia Funds Series Trust and Columbia Funds Series Trust II	3/1/2017
Effective on or about March 27, 2017, shares held by Class I shareholders will be exchanged for Class Y shares of the same Fund in a tax-free transaction with no impact on the fees and expenses paid by shareholders and Class I shares of the Funds will no longer be offered for sale. Therefore, effective on or about March 27, 2017, all information regarding Class I shares is hereby deleted from each SAI. In addition, effective April 10, 2017, Appendix S to each SAI is hereby superseded and replaced with the information in this Supplement.
APPENDIX S — MORE INFORMATION ABOUT CHOOSING A SHARE CLASS
The Fund’s prospectus contains information relative to choosing a share class. The information in this Appendix S should be read in conjunction with the information contained in the prospectus. With regard to any sales charge waivers and discounts described in this Appendix S and the prospectus, it is your obligation to advise your financial intermediary or (in the case of Direct-at-Fund Accounts, as defined in the prospectus) the Transfer Agent that you qualify for any waiver or reduced sales change and be prepared to provide proof thereof.
Class Y — Historical Changes to Share Class Eligibility
Current Class Y eligibility is disclosed in the Fund’s prospectus, as supplemented (as the case may be). The following is certain historical information with respect to Class Y shares:
Prior to November 8, 2012, Class Y shares were offered only to certain former shareholders of series of the former Columbia Funds Institutional Trust (together, Former CFIT Shareholders). Former CFIT Shareholders who opened and funded a Class Y account with a Fund as of the close of business on November 7, 2012 may continue to make additional purchases of Class Y shares even if they do not satisfy the current eligibility requirements but may not establish new Class Y shares accounts and will not be eligible to exchange Class Y shares of a Fund into Class Y shares of other Funds. Former CFIT Shareholders may exchange Class Y shares of a Fund for Class Z shares of the same Fund or Class Z shares of another Fund, subject to applicable minimum investments.
Certain Historical Changes to Share Class Names
Effective October 25, 2012, Class R4 shares were renamed Class K shares. Effective October 31, 2012, Class R3 shares were renamed Class R4 shares. Prior to September 3, 2010, any Class R shares of a series of CFST II were known as Class R2 shares. Class T shares existing on January 23, 2017 were renamed as Class V shares on January 24, 2017. Effective March 27, 2017, Class W shares were renamed as Class T shares.
Sales Charge Waivers
Front-End Sales Charge Waivers
The following information is in addition to the description in the Fund’s prospectus of front-end sales charge waivers applicable to Class A, Class E and Class V shares. The following categories of investors may buy Class A, Class E and Class V shares at net asset value, without payment of any front-end sales charge that would otherwise apply:
■	Current or retired fund Board members, officers or employees of the funds or Columbia Management or its affiliates(a);
■	Current or retired Ameriprise Financial Services, Inc. (Ameriprise Financial Services) financial advisors and employees of such financial advisors(a);
■	Registered representatives and other employees of affiliated or unaffiliated financial intermediaries (and their immediate family members and related trusts or other entities owned by the foregoing) having a selling agreement with the Distributor(a);
■	Registered broker-dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;
■	Portfolio managers employed by subadvisers of the funds(a);
■	Partners and employees of outside legal counsel to the funds or to the funds’ directors or trustees who regularly provide advice and services to the funds, or to their directors or trustees;
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■	Direct rollovers (i.e., rollovers of fund shares and not reinvestments of redemption proceeds) from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same fund;
■	Employees of Bank of America, its affiliates and subsidiaries;
■	Employees or partners of Columbia Wanger Asset Management, LLC (or their successors);
■	For Class V shares only: Shareholders who (i) bought Galaxy fund Retail A shares at net asset value and received Class V shares (formerly known as Class T shares, as stated above, which have no relation to, or connection with, Class T shares in effect on March 10, 2017) in exchange for those shares during the Galaxy/Liberty fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 fund shareholders on the date that those funds were reorganized into Galaxy funds;
■	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);
■	At a fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party;
■	Purchases by registered representatives and employees (and their immediate family members and related trusts or other entities owned by the foregoing (referred to as “Related Persons”)) of Ameriprise Financial Services and its affiliates; provided that with respect to employees (and their Related Persons) of an affiliate of Ameriprise Financial, such persons must make purchases through an account held at Ameriprise Financial or its affiliates.
The following categories of investors may buy Class A shares of any eligible series of CFST II at net asset value, without payment of any front-end sales charge that would otherwise apply:
■	Participants of “eligible employee benefit plans” including 403(b) plans for which Ameriprise Financial Services serves as broker-dealer, and the school district or group received a written proposal from Ameriprise Financial Services between November 1, 2007 and December 31, 2008 (each a Qualifying 403(b) Plan). In order for participants in one of these 403(b) plans to receive this waiver, at least one participant account of the 403(b) plan must have been funded at Ameriprise Financial Services prior to December 31, 2009. This waiver may be discontinued for any Qualifying 403(b) Plan, in the sole discretion of the Distributor.
Purchases of Class A, Class E and Class V shares may be made at net asset value if they are made as follows:
■	Through or under a wrap fee product or other investment product sponsored by a financial intermediary that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a financial intermediary that has a selling agreement with the Distributor;
■	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code;
■	Through banks, trust companies and thrift institutions, acting as fiduciaries; and
■	Through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the fund or the Transfer Agent and transacts directly with the fund or the Transfer Agent through a third party administrator or third party recordkeeper.

(a)	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.
Contingent Deferred Sales Charge Waivers (Class A, Class C, Class E and Class V Shares)
For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.
Shareholders won’t pay a CDSC on redemption of Class A, Class C and Class V shares:
■	In the event of the shareholder’s death;
■	For which no sales commission or transaction fee was paid to an authorized financial intermediary at the time of purchase;
■	Purchased through reinvestment of dividend and capital gain distributions;
■	In an account that has been closed because it falls below the minimum account balance;
■	That result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½;
■	That result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary returns the applicable portion of any commission paid by the Distributor;
■	Of Class A shares of a fund initially purchased by an employee benefit plan;
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■	Other than Class A shares of a fund initially purchased by an employee benefit plan that are not connected with a plan level termination;
■	In connection with the fund’s Small Account Policy (as described in the prospectus); and
■	At a fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the fund is a party.
Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.
Class Z Shares Additional Eligible Investors
In addition to the categories of Class Z investors described in the Fund’s prospectus (other than for the Multi-Manager Strategies Funds), the minimum initial investments in Class Z shares are as follows:
The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000 ($1,000 for IRAs, as applicable):
■	Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.
■	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.
■	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.
■	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.
As described in the prospectuses, any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor who holds Class Z shares is eligible to purchase Class Z shares subject to a minimum initial investment of $2,000. If the account in which the shareholder holds Class Z shares is not eligible to purchase additional Class Z shares, the shareholder may purchase Class Z shares in an account maintained directly with the Transfer Agent, subject to the $2,000 minimum for such direct account.
Class B Shares — Conversion to Class A Shares
Class B shares purchased in a series of CFST, CFST I or CFST II (other than Class B shares purchased in a former Seligman Fund on or prior to June 12, 2009) automatically convert to Class A shares after you’ve owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a former Seligman Fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the fund.
The following rules apply to the conversion of Class B shares to Class A shares:
■	Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.
■	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.
■	You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another fund will convert based on the day you bought the original shares.
■	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.
Class F Shares — Conversion to Class E Shares*
The following rules apply to the conversion of Class F shares to Class E shares:
■	Class F shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class F shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.
■	Any shares you received from reinvested distributions on these shares generally will convert to Class E shares at the same time.
■	You’ll receive the same dollar value of Class E shares as the Class F shares that were converted. Class F shares that you received from an exchange of Class F shares of another Fund will convert based on the day you bought the original shares.
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■	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

*	The Funds no longer accept investments from new or existing investors in Class E or Class F shares, except by existing Class E and/ or Class F shareholders who opened and funded their account prior to September 22, 2006 that may continue to invest in Class E and/or Class F shares. See the prospectus offering Class E and Class F shares of Large Cap Growth Fund for details.
Shares of Multi-Manager Strategies Funds
The Multi-Manager Strategies Funds offer Class A shares and Class Z shares that are available only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial or its affiliates. The minimum initial investment for Class A shares and Class Z shares of the Multi-Manager Strategies Funds is $100, and each share class has no minimum additional investment. Shares of the Multi-Manager Strategies Funds are not subject to any front-end sales charge or CDSC. See the Fund’s prospectus for additional information.
Fund Reorganizations
Class A shares may be issued without any initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the fund if the fund is combined with another fund or in connection with a similar reorganization transaction.
Rejection of Purchases
Each fund and the distributor of the funds reserve the right to reject any offer to purchase shares, in their sole discretion.
Restrictions and Changes in Terms and Conditions
Restrictions may apply to certain accounts and certain transactions. The Funds and/or the Distributor may change or cancel these terms and conditions at any time. Unless you provide your financial intermediary with information in writing about all of the factors that may count toward available reductions or waivers of an applicable sales charge, there can be no assurance that you will receive all of the reductions and waivers for which you may be eligible. To the extent your Fund account is held directly with the Fund, you should provide this information to the Fund when placing your purchase or redemption order. Please see the Fund’s prospectus for more information about sales charge reductions and waivers.
Shareholders should retain this Supplement for future reference.
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